                                                                  EXHIBIT 10.25

                                               Confidential Treatment Requested
                                          under 17 C.F.R. Sections 200.80(B)(4),
                                                             200.83 and 230.406

                                 CAYENTA, INC.
            TOTAL SERVICE PROVIDER SERVICES AND LICENSE AGREEMENT


This TOTAL SERVICE PROVIDER SERVICES AND LICENSE AGREEMENT (the "Agreement"), is made this 30th day of March, 2000, (the "Consulting Effective Date") by and between CAYENTA, INC. ("CAYENTA"), a Delaware corporation with its principal place of business at 225 Broadway, Ste. 1500, San Diego, CA 92101, and Healthwell.com, a division of Penton Media, Inc. ("CLIENT"), a Delaware corporation with offices at 1401 Pearl Street, Suite 200, Boulder,
Colorado 80302.


                                   RECITALS

     CAYENTA is a total service provider engaged in the business of licensing certain software applications ("Licensed Software"), providing enterprise application outsourcing services ("Outsourcing Services"), providing hosting services and providing its clients with services related to the evaluation of client enterprise application needs, and the design and installation of computer systems as necessary and desirable for its clients to take full advantage of the Outsourcing Services of Licensed Software, and Client desires to retain Cayenta to perform certain of such services on Client's behalf.

     NOW THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the parties hereby agree as follows:

                                 AGREEMENT

1.   DEFINITIONS. For purposes of this Agreement:

     1.1 "ACCEPTANCE" means the time, after complete installation and integration of the Deliverable, when the Deliverable has successfully completed the Acceptance Tests and such other criteria as set forth in the Statement of Work.

     1.2 "ACCEPTANCE TEST" means a series of functional tests developed from mutually developed criteria and specifications regarding Deliverables in accordance with the Statement of Work that are constructed to exercise the products or materials for the purpose of discovering operational deficiencies.

     1.3 "CAYENTA TECHNOLOGY" means Cayenta's proprietary information, data, technology, know how, methods and methodologies, Templates (as hereafter defined), software code (including the Licensed Software), Documentation (as hereafter defined), Tools, interfaces, trade secrets, methods and methodologies, algorithms, libraries, design flows, processes, databases, mechanical and electronic hardware, electronic components, computers and their parts, computer languages, programs and their documentation, encoding techniques, articles, writings, compositions, works of authorship, and other proprietary materials that are used, conceived or reduced to practice by Cayenta in connection with performance of the Professional Services, including, without limitation, any and all Innovations.

     1.4 "CLIENT-PROVIDED MATERIALS" means the materials and technology owned, licensed or otherwise controlled by Client that Cayenta reasonably requires to perform the Professional Services including, without limitation, those items described as Client-Provided Materials in the Statement of Work, including, but not limited to, the Customized Applications.

     1.5 "CONFIDENTIAL INFORMATION" means any non-public information or trade secret written or otherwise disclosed in any medium by one party to the other under this Agreement and marked or otherwise designated as "Confidential" or is clearly by its nature confidential. However, Confidential Information shall not include any information that: (a) is or becomes a part of the public domain through no act or omission of the other party or otherwise available to the public other than by breach of this Agreement; or (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; or (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independantly developed by the other party without access to the Confidential Information.

     1.6 "DEFICIENCY" means any failure of any feature of any of the Deliverables to operate in accordance with the applicable Documentation and the Statement of Work.

     1.7 "DELIVERABLES" means any tangible items described in the Statement of Work to be delivered by Cayenta to Client.

     1.8 "DOCUMENTATION" means any and all technical, engineering and user documentation, and all training manuals, operating procedures, support materials and tools, and all other written materials provided, whether in printed or electronic form, proprietary to Cayenta and provided by Cayenta to Client regarding the Deliverables or otherwise related to the Professional Services.

     1.9 "FEES" means those fees as set forth on the payment Schedule in the Statement of Work.

     1.10 "HEALTHWELL MARKET" means the alternative healthcare and natural products industry.

     1.11 "HOSTING SERVICES" means those services to be performed by Cayenta with respect to hosting the Web Site, as more fully described in Section 2.2 of this Agreement.

     1.12 "INNOVATIONS" means any improvement, invention, development or innovation to, or related or arising from, the Cayenta Technology that is conceived or developed solely by Cayenta or its employees in the performance of the Professional Services under this Agreement.

     1.13 "IP RIGHTS" means all intangible, intellectual, proprietary and industrial property rights, including but not limited to: (i) all trademarks, trade names, service marks or logos, including all registrations and applications therefor; (ii) all copyrights, moral rights, and other rights in works of authorship including all registrations and applications therefor;
(iii) all mask works and other rights pertaining to semiconductors including cell libraries, microcode, tapes, tape-outs and netlists rights, including all registrations and applications therefor; (iv) all patents and patent applications, patentable ideas, inventions and innovations; (v) all know-how and trade secrets; and (vi) all other rights covering intangible property recognized in any jurisdiction.

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


     1.14 "PAYMENT SCHEDULE" means the payment schedule set out in the Statement of Work.

     1.15 "PRODUCTION SYSTEM" means a computer system configured to enable Client to receive Outsourcing Services.

     1.16 "PROFESSIONAL SERVICES" means those services, other than Hosting Services, to be provided by Cayenta to Client regarding the Healthwell Exchange, pursuant to the terms of this Agreement, as more fully described on the Statement of Work, as may be modified or supplemented from time to time, which include, but are not limited to designing, developing, programming, operating, updating, maintaining, and testing for quality assurance the Web Site.

     1.17 "PROJECT SCHEDULE" means the timetable relating to the performance of the Professional Services and delivery of Deliverables that is set out in the Statement of Work.

     1.18 "STATEMENT OF WORK" means the description of the Professional Services and Deliverables to be provided hereunder and attached hereto as EXHIBIT A.

     1.19 "TEMPLATE" means the source code and object code versions of a particular software application, including all Upgrades thereto, which is comprised of any combination of Tools, technology, code, system settings, and Documentation that is pre-existing and owned by or licensable by Cayenta prior to the Consulting Effective Date and that may be used as a basis for, and underlies, any Deliverable.

     1.20 "THIRD PARTY COMPONENTS" means those items of hardware or software comprising the Production System that are proprietary to or manufactured by third parties, whether or not Client obtains such items, or Cayenta obtains such items on Client's behalf.

     1.21 "TOOLS" means certain tool kits and re-useable building blocks that may be useful in connection with the operation, modification, and customization of the Template.

     1.22 "WEB SITE" means the web site owned by Client and found on the World Wide Web portion of the Internet at the URL http://www.healthwell.com, featuring Client content and geared towards alternative healthcare and natural products and containing on-line business transaction functions, including the Healthwell Exchange.

2.   PROFESSIONAL SERVICES.

     2.1 PROVISION OF SERVICES. Provided that Client pays Cayenta in accordance with the terms of Article 4, Cayenta will provide to Client the Professional Services and Deliverables in accordance with the Statement of Work. The Deliverables shall be accepted in accordance with the criteria set forth in Article 3.

     2.2 WEB SITE HOSTING SERVICES. Cayenta and Client agree to negotiate in good faith for the provision by Cayenta to Client of Hosting Services with respect to the Web Site, which may include such things as the provision of infrastructure (hardware, operating systems, application software, databases and internet hosting), 7x24 operations support, maintenance, database administration, backup, catalog implementation support services and help desk services. The

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

obligations, relationships and arrangements of the parties with respect to Hosting Services will arise and be governed only under and pursuant to the terms and conditions of a definitive statement of work with respect to such Hosting Services. If Cayenta and Client do not agree on such a statement of work for Hosting Services, then Client may host the Web Site on its own or a third-party's servers. Cayenta agrees that it will deliver to Client all materials, and that Client has the rights hereunder, reasonably necessary to so host the Web Site including the Deliverables.

     2.3 PERFORMANCE. Cayenta shall use best efforts to provide the Professional Services and obligations described hereunder. Cayenta acknowledges and agrees that it stands in a position of trust and confidence to Client as the provider of such services that are critical to Client's business and the Web Site.

     2.4 CHANGE ORDERS. The Statement of Work may be modified from time to time by supplementary change orders in accordance with APPENDIX A, attached hereto. Thereafter, the Professional Services and Deliverables shall be deemed to include the services and deliverables, if any, described in such change orders.

     2.5 MANNER AND MEANS. The manner and means used by Cayenta to perform the Professional Services are in the sole discretion and control of Cayenta; provided, however, that the scope and direction of such Professional Services will be based on a collaborative effort between the Project Managers of both parties. Depending on the tasks(s) to be performed, work may be performed at Cayenta's designated facilities or at Client's site. Cayenta shall ensure that all Cayenta personnel involved in the performance of the Professional Services on Client's premises comply with Client's security procedures and other workplace regulations. The Professional Services shall be performed in a manner calculated to minimize interference with Client's business.

     2.6  ITEMS PROVIDED BY CLIENT.

     2.6.1 Mandatory Licenses. Prior to the commencement of the Professional Services, Client agrees to obtain and install on its relevant computer system(s) those items of third party software set forth on EXHIBIT B. Client understands and agrees that commencement of the Professional Services will not take place unless and until such software is acquired and installed.

     2.6.2 Third Party Components. Client understands and agrees that Client will be solely responsible for obtaining all Third Party Components; provided, however, that is so specified in the Statement of Work, Cayenta may obtain all or some of the Third Party Components on Client's behalf, subject to Client's payment to Cayenta therefor.

     2.6.3 Client-Provided Materials, Facilities, Data, Systems. Client agrees to provide Cayenta with the Client-Provided Materials, as well as suitable working space and facilities, network connection, and such other items as may be set forth on the Statement of Work or reasonably requested by Cayenta from time-to-time in the course of providing the Professional Services. Client shall provide to Cayenta on a timely basis during Client's normal business hours access to Client's data, systems and facilities as may be reasonably required by Cayenta to perform the Professional Services.

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     2.6.4   Client Personnel. Client shall make available to Cayenta those of its personnel, as set forth on and described in greater detail in the Statement of Work, which may be changed from time-to-time. Client shall appoint a qualified project manager ("Project Manager") who shall serve as Client's primary liaison to Cayenta throughout the course of the Professional Services. The Project Manager shall be authorized by Client to answer all questions posed by Cayenta and convey all decisions made by Client during the course of the Professional Services and Cayenta shall be entitled to rely on such information as conveyed by the Project Manager. Client's appointed Project Manager is set forth in the Statement of Work. The parties will resolve any personnel-related issues in good faith.

     2.7 PROJECT SCHEDULE. Cayenta shall use its best efforts to comply with the Project Schedule, and Client agrees to cooperate in good faith to allow Cayenta to achieve completion of the Professional Services in a timely and professional manner. Client understands and agrees that Cayenta's provision of the Professional Services may depend on certain obligations of Client such as timely decision-making, completion of certain tasks by Client, or availability of Client personnel. Consequently, the Project Schedule, time of performance, and Professional Services may require adjustments in the event such Client obligations have not been fulfilled. Cayenta shall have no liability for delays in performance to the extent based on the non-fulfillment of such Client obligations or Force Majeure.

3.   TESTING AND ACCEPTANCE.

     3.1 TESTING.

     3.1.1 Establishing Acceptance Test. When applicable with respect to Deliverables, on a project-by-project basis, Cayenta shall develop customary Acceptance Tests, subject to the approval of Client.

     3.1.2 Commencement of Acceptance Test. After installation (and integration if applicable), Client shall commence, at the time specified in the Statement of Work, the Acceptance Tests for each particular Deliverable. Client will have a period of ten (10) days from the completion of the Acceptance Test within which to notify Cayenta of any Deficiencies in the Deliverable. Each Acceptance Test procedure will include the right of Client to "sign-off" before a Deliverable is put into live production use. Client shall be entitled as part of the Acceptance Test to use the Deliverables in production use for purposes of determining whether the Deliverables contain any Deficiencies. Cayenta shall correct such Deficiencies found in acceptance testing at its expense. After correction of all such Deficiencies, and after successful completion of the Acceptance Test, Customer shall accept or be deemed to have accepted the particular Deliverables being tested.

     3.1.3 Rejection and Re-Work. Within a period of time which is reasonable in each case under the circumstances and subject to the Acceptance Tests, Client shall either accept the Deliverable or notify Cayenta that it rejects the Deliverable, stating in detail the Deficiencies that are its grounds for rejection. Cayenta shall provide additional services and re-work to correct the rejected Deliverable, and then deliver it again to Client for acceptance. Client shall promptly review all corrections and modifications to the Deliverables made by Cayenta, and if any Deficiencies remain in the Deliverable, Cayenta will correct the same within ten (10) days from the date of notice. Such services and re-work will be at Cayenta's sole expense. The 10-day

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

acceptance period in SECTION 3.1.2 will be extended as required for Client to perform Acceptance Tests on Cayenta's re-worked Deliverables.

     3.1.4 Rejection. If Cayenta cannot satisfy the Acceptance Tests and cause a Deliverable to meet the requirements of this Agreement in all material respects within a reasonable number of iterations, Client may reject the Deliverable and exercise its other available remedies.

4.   SERVICES FEES AND EXPENSES.

     4.1 FEES. For the Professional Services provided by Cayenta, Client agrees to pay the Fees. Unless otherwise specified in the Statement of Work, Client will be billed on a monthly basis with respect to time and materials incurred in the previous month; Client shall make payment for all undisputed invoices within thirty (30) days after the date of invoice.

     4.2 ITEMIZED INVOICES. All invoices must be accompanied by itemization reasonably sufficient for Client to verify the amounts due. At Client's request, Cayenta shall provide reasonable documentation and cost-tracking capabilities, including time reports, receipts, and back-up for out-of-pocket expenses, to support any invoice issued by Cayenta.

     4.3 EXPENSES. Client shall reimburse Cayenta for approved expenses incurred in connection with the provision of the Professional Services and Deliverables. Expenses shall be billed to Client on a monthly basis and payment shall be made within thirty (30) days after the date of invoice.

     4.4 TAXES. The amounts payable to Cayenta pursuant to this Agreement are exclusive of any sales or use or other taxes or governmental charges. Client shall be responsible for payment of all such taxes or charges, except for any taxes based solely on Cayenta's net income.

     4.5 LATE PAYMENTS. All payments not timely made pursuant to this Article 4, shall bear interest at [...***...]

     4.6 NO PAYMENT OBLIGATION. If Cayenta fails to deliver, demonstrate and operate a fully operational version of the Deliverables for the Healthwell Exchange in accordance with the Statement of Work, then Client may terminate this Agreement immediately and shall not be obligated to make any payments under this Agreement.

5.   INTELLECTUAL PROPERTY RIGHTS.

     5.1 RETAINED OWNERSHIP RIGHTS. Except as explicitly set forth herein, neither this Agreement, nor the provision of Professional Services hereunder, shall give either Cayenta or Client any ownership interest in or rights to the IP Rights of the other party. All IP Rights that are owned or controlled by a party at the commencement of this Agreement shall remain under the ownership or control of such party throughout the term of this Agreement and thereafter.

     5.2 RIGHTS OF CAYENTA. Cayenta shall retain all right, title and interest in and to any and all Cayenta Technology, Templates and Innovations and IP Rights arising therefrom. To the extent Client retains as a matter of law any rights to the Cayenta Technology, Templates and

                      * Confidential Treatment Requested

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Innovations ("Retained Rights") except as may be expressly licensed hereunder,
Client hereby irrevocably assigns to Cayenta any and all such Retained
Rights, including IP Rights.

     5.3 RIGHTS OF CLIENT. The Client-Provided Materials, the Web Site, and any and all software products, business models, documentation, or other materials developed or prepared by Client ("Work Product") are the sole and exclusive property of Client, and all rights, title, and interest therein, including all IP Rights are to be owned exclusively and vest solely in Client, and Cayenta hereby acknowledges that it has no right, title, or interest to such Work Product or IP Rights therein. To the extent that title to any such Work Product may not, by operation of law or of this Agreement, vest solely in Client, then Cayenta hereby irrevocably assigns to Client any and all rights, title, and interest including all IP Rights therein.

     5.4 COOPERATION. Each party agrees to cooperate fully with the other party, at such other party's reasonable request and expense, in connection with all intellectual property protection in accordance with this Article 5.

6.   LICENSE OF TECHNOLOGY.

     6.1 LICENSE.

     6.1.1 Subject to compliance with the terms and conditions hereof, Cayenta grants to Client a worldwide, non-exclusive, irrevocable, perpetual fully paid up right and license, without rights to sublicense, to use, reproduce, display, perform and transmit the Deliverables and the Cayenta Technology, Templates, and Innovations incorporated into the Deliverables (collectively, the "Licensed Materials") as part of any web site owned or co-branded by Client solely in connection with the Client's business purposes.

     6.1.2 Notwithstanding Section 6.1.1, in and with respect to the Healthwell Market, and subject to restrictions applicable to Cayenta under its agreements with respect to software provided by third parties, the license granted in Section 6.1.1 includes object and source code, files, and system and technical documentation for the Licensed Materials (and any other information or materials reasonably necessary to maintain, support and modify the Licensed Materials) and includes the right to modify the Licensed Materials, solely in connection with the Client's business purposes.

     6.1.3 No license is granted to the Cayenta Technology or the Templates separate from the Deliverables. Cayenta shall advise Client of the software and technology being used to provide the services hereunder and the third parties from which they are licensed. Cayenta shall collaborate with Client to obtain third-party licenses in a manner that will provide for the maximum flexibility of Client but without increasing Cayenta's cost of performance hereunder.

     6.2 CLIENT-PROVIDED MATERIALS. Client hereby grants Cayenta a fully paid, royalty-free, non-exclusive limited right and license to use the Client-Provided Materials, solely in order for Cayenta to perform the Professional Services and develop and prepare the Deliverables hereunder.

     6.3  RIGHTS RESERVED. All rights not specifically granted to Client in
Section 6.1 are retained by Cayenta. Except as permitted under Section 6.2, Client may not reproduce, manufacture, have manufactured, modify, make derivative works of, license, sublicense, sell,

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offer to sell, transfer, import or otherwise distribute any Cayenta
Technology, Innovations or Cayenta IP Rights.

     6.4 NO REVERSE ENGINEERING. Client may not (a) reverse engineer, decompile, or disassemble the Cayenta Technology or the Innovations, (b) attempt to derive the source code of any Cayenta Technology or the Innovations of Cayenta (c) permit or encourage any third party to do any of the foregoing, except to the extent permitted by applicable law in order to render software interoperable with other software.

     6.5 ADDITIONAL RIGHTS UPON EXPIRATION. Notwithstanding the limitations set forth above, upon the expiration or earlier termination of this Agreement, Client shall have the right to make derivative works of the Cayenta Technology and Innovations incorporated into the Deliverables solely in connection with the Client's use of the Deliverables for its Web Site and in connection with Client's business purposes. Client shall have the right to sublicense such right to third party contractors engaged by Client, provided that each such contractor is made subject to a written agreement that is consistent with and no less protective of Cayenta's intellectual and industrial property rights and other proprietary rights than the terms of this Agreement. Client understands and agrees that (a) any such contractor may only use the Cayenta Technology and Innovations on Client's behalf and not on behalf of such contractor or any other third party and (b) Client shall remain fully liable for any misuse or unauthorized use of the Cayenta Technology and Innovations by any such contractor.

7.   WARRANTIES AND LIMITATION OF LIABILITY.

     7.1 DELIVERABLE WARRANTY. Cayenta warrants that (a) the Deliverables will substantially perform to the specifications referenced herein at the time of delivery and for the term hereof, (b) the Deliverables will be free from all Deficiencies at the time of delivery and for a period of [...***...] days thereafter, and (c) the Deliverables will not infringe any patent, copyright, trademark, or trade secret, of any third party, arising or enforceable, under the laws of the United States.

     7.2 PROFESSIONAL SERVICES WARRANTY. Cayenta warrants that (a) it has the authority to enter into this Agreement, and (b) the Professional Services provided hereunder will be performed in a professional manner consistent with both industry standards and the quality of Cayenta's performance of services under similar types of engagements.

     7.3 REMEDY. Client's remedy in the event of a breach of the warranty of Sections 7.1 or 7.2 of a Deliverable is, at Client's sole discretion, the reperformance of the Professional Services, or the correction or replacement of the Deficiency of the Deliverable, a refund of the fees already paid for the nonconforming Deliverable, or any other of its available remedies.

     7.4 TECHNOLOGY OWNERSHIP. Cayenta warrants that it is the sole and exclusive owner of the IP Rights in, or has received valid licenses for, the Cayenta Technology, the Templates, and the Deliverables, in each case free and clear of any and all liens or encumbrances and without violation of the IP Rights or other rights of any third party. Client warrants that it is the sole and exclusive owner of the IP Rights in, or has received valid licenses for, the Client Provided Materials, in each case free and clear of any and all liens or encumbrances and without violation of the IP Rights or other rights of any third party.

                      * Confidential Treatment Requested

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     7.5  THIRD PARTY RIGHTS.  Each party warrants, to the extent that it is responsible for obtaining third-party licenses, sub-licenses, data, software, hardware, information, or other Third Party Components ("Third Party Materials") under this Agreement, that each party responsible for obtaining such Third Party Materials shall obtain all necessary permissions, licenses, and consents, without violation of the IP Rights or other rights of such third parties.

     7.6 DISCLAIMER OF WARRANTIES. THE WARRANTIES SET FORTH ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES CONCERNING THE PROFESSIONAL SERVICES OR THE DELIVERABLES INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, IMPLIED WARRANTIES ARISING OUT OF COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE WHICH ARE EXPRESSLY DISCLAIMED TO THE FULLEST EXTENT PERMISSIBLE BY LAW, CAYENTA DOES NOT WARRANT THAT THE SERVICES WILL BE PROVIDED ERROR-FREE, UNINTERRUPTED, SECURE, OR VIRUS-FREE. WITHOUT LIMITING THE FOREGOING, CAYENTA MAKES NO REPRESENTATION OR WARRANTIES OF ANY KIND WITH RESPECT TO THE THIRD PARTY COMPONENTS AND CLIENT AGREES THAT CLIENT SHALL LOOK SOLELY TO THE THIRD PARTY LICENSORS OR MANUFACTURERS OF SUCH COMPONENTS IN THE EVENT OF ANY DEFECT OR FAILURE TO PERFORM. TO THE EXTENT CAYENTA MAY NOT AS A MATTER OF LAW DISCLAIM ANY WARRANTY, THE PARTIES AGREE THAT THE SCOPE AND DURATION OF ANY SUCH WARRANTY SHALL BE THE MINIMUM PERMITTED UNDER APPLICABLE LAW.

     7.7 LIMITATION OF LIABILITY. EXCEPT FOR INDEMNIFIED CLAIMS SET FORTH IN ARTICLE 8 AND FOR CLAIMS BASED ON OR ARISING FROM GROSS NEGLIGENCE AND WILLFUL MISCONDUCT, NEITHER PARTY SHALL BE LIABLE UNDER THIS AGREEMENT FOR
(A) ANY DIRECT DAMAGES IN EXCESS OF THE FEES PAID HEREUNDER AND (B) ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES INCLUDING, WITHOUT LIMITATION, LOST PROFITS, DATA OR REVENUE, OR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, HOWEVER CAUSED, AND UNDER ANY THEORY OF LIABILITY INCLUDING BREACH OF WARRANTY OR CONTRACT, TORT (INCLUDING NEGLIGENCE, STRICT LIABILITY AND PRODUCT LIABILITY) OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.   INDEMNIFICATION.

     8.1 BY CAYENTA. Subject to the provisions of Section 8.3, Cayenta hereby agrees to indemnify, defend and hold Client harmless from and against any and all liabilities, losses, damages, costs, fees (including reasonable attorneys' fees) and expenses ("losses") resulting from any suit or action brought against Client relating to (a) any injuries suffered by Cayenta employees, except for injuries caused by the gross negligence or intentional misconduct of Client or its employees or agents; (b) infringement or misappropriation of any third-party IP Right, or other proprietary right based on the Cayenta Technology, Innovations or Deliverables as


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

provided to Client; (c) breach of this Agreement by Cayenta; (d) breach of any of the representations and warranties of Cayenta stated in this Agreement; and (e) any act or omission of Cayenta or others acting on its behalf in relation to Cayenta's obligations hereunder. Cayenta shall not be obligated to defend or be liable for Losses to the extent any infringement claim arises out of: (i) Cayenta's compliance with Client's specifications or requirements requiring modifications to the Cayenta Technology; or (ii) any addition to or modification to the Cayenta Technology not made by or authorized by Cayenta, its agents, employees, or sub-contractors. Notwithstanding the foregoing, should any Cayenta Technology or Deliverables become, or in Cayenta's opinion be likely to become, the subject of any such suit or action for infringement, Cayenta shall, at Cayenta's option and expense, (1) procure for Client the right to continue using such Cayenta Technology and Deliverables, or (2) replace or modify such Cayenta Technology and Deliverables so that it becomes non-infringing.

     8.2 BY CLIENT. Subject to the provisions of Section 8.3, Client hereby agrees to indemnify, defend and hold Cayenta, its affiliates, and their respective officers, directors, employees, and agents ("Cayenta Indemnities") harmless from and against any and all Losses resulting from any suit or action brought against any of the Cayenta Indemnities due to (a) any injuries suffered by Client employees during Cayenta's performance of the Professional Services, except for injuries caused by gross negligence or intentional misconduct of Cayenta or its employees or agents, (b) infringement of any IP Right due to the use or practice by the Cayenta Indemnities of the Client-Provided Materials or the IP Rights of Client claiming or covering the Client-Provided Materials; and (c) breach of any of the representations and warranties of Client stated in this Agreement, and (d) breach of this agreement by Client and (e) any act or omission of Client or others acting on its behalf in relation to Client's obligations hereunder.

     8.3 PROCEDURE. If any claim or action (a "Claim") is commenced against a party entitled to indemnification for Losses under this Article resulting from such Claim, such party shall give written notice to the other party within ten (10) days of notice of such Claim. If such party receiving notice is obligated under this Article to defend the party against such Claim, then the indemnifying party shall take control of the defense (and any related settlement negotiations) and investigation of the Claim. The indemnified party shall cooperate in all reasonable respects in such investigation and defense (and any related settlement negotiations); provided, that such party may participate with counsel of its choosing, at its own expense. The indemnifying party shall not enter into the settlement of any Claim without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed.

     8.4 SOLE REMEDY. The foregoing states the parties' sole and exclusive remedies with respect to claims of infringement of third-party proprietary rights of any kind.

9.   CONFIDENTIALITY.

     9.1 CONFIDENTIALITY BETWEEN THE PARTIES. By virtue of this Agreement, each party hereto may disclose to the other party information that is Confidential Information. Such Confidential Information shall be governed by the terms of this Article 9. Each party agrees to use the Confidential Information of the other party solely to the extent necessary to fulfill its obligations or exercise its right hereunder, and not for any other purpose.

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     9.2   CONFIDENTIAL INFORMATION.  Each party agrees, for the term of this
Agreement and five (5) years after its expiration or termination, to hold the other party's Confidential Information in confidence, not to disclose such Confidential Information to third parties not authorized by the disclosing party to receive such Confidential Information, and to disclose such Confidential Information only to its employees and contractors with a need to know such Confidential Information and who have the obligations of confidentiality not to use such Confidential Information for any purpose except as expressly permitted hereunder. Each party agrees to use at least the same degree of care that it uses to protect its own Confidential Information, but no less than reasonable care, to protect the other party's Confidential Information to ensure that such Confidential Information is not disclosed, distributed or used in violation of the provisions of this Agreement. The foregoing prohibition on disclosure of Confidential Information shall not apply to the extent certain Confidential Information is required to be disclosed by the receiving party by order of a court or as a matter of law, including, without limitation, any voluntary filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, provided that the receiving party uses reasonable efforts to provide the disclosing party with prior notice of such obligation to disclose and either reasonably assists in obtaining a protective order therefor or reasonably considers any requests for confidential treatment of such Confidential Information by the disclosing party.

     9.3 RETURN OR DESTRUCTION. Within fifteen (15) days after the party's receipt of the other party's written request for the return of Confidential Information, or the completion of the Professional Services hereunder, all of the other party's Confidential Information and all copies thereof in such party's possession or control shall be returned to the other party or destroyed by such party at the other party's instruction. The party shall then certify the same in writing and that no copies have been retained by the party, its employees or agents.

     9.4 INJUNCTION. Each party acknowledges that unauthorized disclosure or use of the Confidential Information may cause irreparable harm to the other party for which recovery of money damages would be inadequate, and the other party shall therefore be entitled to obtain timely injunctive relief to protect its rights under this Agreement, in addition to any and all remedies available at law.

10. RIGHT TO PERFORM SIMILAR SERVICES. Nothing in this Agreement shall restrict or limit Cayenta from performing any consulting, Outsourcing Services or other services on behalf of any other entity; provided, however, Cayenta shall not engage in providing Professional Services or Hosting Services substantially similar to those outlined in this Agreement to or on behalf of entities owning web sites focused primarily on the Healthwell Market, during the term of this Agreement, or any agreement between the parties providing for services with respect to the Web Site or any other owned or co-branded website of Client in such market, and for a period of three (3) years thereafter. To the extent that Cayenta provides services to participants in the Web Site or any other website referred to in the preceding sentence, Cayenta will use reasonable best efforts to coordinate such activities with Healthwell.com.

11.  TERM AND TERMINATION.

     11.1 DURATION OF TERM. This Agreement commences on the Consulting Effective Date and, unless terminated earlier pursuant to the terms of this Agreement, shall continue in force until completion of the Professional Services.

     11.2 TERMINATION FOR BREACH. This Agreement may be terminated by either party upon [...***...] days prior written notice if the other party materially breaches or fails to perform any material term hereof and the breaching party fails to cure such breach within such [...***...] day period.

     11.3 TERMINATION FOR CONVENIENCE. Client may terminate this Agreement at any time for its convenience by providing [...***...] days advance written notice to Cayenta.

     11.4   Effect of Termination.

     11.4.1 Licenses Survive. All licenses granted to Client hereunder shall survive any termination of this Agreement.

     11.4.2 Transition Services Upon Termination. Upon any termination of this Agreement in accordance with Article 11, Cayenta shall provide to Client reasonable transition services of the Web Site and any related domain names to servers other than Cayenta servers. A detailed description of these services will be negotiated by the parties in good faith, and Cayenta shall provide such services for period of time sufficient for an effective transition in accordance with Section 6.5 of this Agreement.

     11.4.3 Final Payment Obligations. Within thirty (30) days after termination of this Agreement for any reason, Cayenta shall submit to Client an itemized invoice for any fees or expenses accrued and unpaid under this Agreement and client shall have [...***...] days after receipt of such invoice to pay such fees to Cayenta. Thereafter, except as set forth in
Section 12.1, neither party shall have any further obligation to the other party.

12.  MISCELLANEOUS.

     12.1 INDEPENDENT CONTRACTORS. Cayenta shall perform the Services as an independent contractor, and nothing contained in this Agreement shall be construed to create or imply a joint venture, partnership, principal-agent or employment relationship between the parties. Neither party shall take any action or permit any action to be taken on its behalf which purports to be done in the name of or on behalf of the other party and shall have no power or authority to bind the other party or to assume or create any obligation or responsibility, express or implied, on the other party's behalf or in its name, nor shall such party represent to anyone that it has such power or authority.

     12.2 COMPLIANCE WITH LAWS. Each party represents and warrants that it will comply with all applicable federal, state, and local laws and regulations, and communications common carrier tariffs. Each party reserves the right to take all actions, including termination of Professional Services, which it believes necessary to comply with applicable laws, regulations, and tariffs.

                      * Confidential Treatment Requested

     12.3 NON-SOLICITATION. Each party hereby agrees not to make any offer of employment to, nor enter into a consulting relationship with, any person who is employed by the other party during the term of this Agreement or for a year thereafter if such person was employed by the other party within six (6) months of the party's offer of employment.

     12.4 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by the laws of the State of Ohio as applied to agreements made, entered into and performed entirely in Ohio and solely by Ohio residents. Any disputes arising under this Agreement shall be brought, exclusively, in the state courts and Federal courts located in Cuyahoga County, Ohio, and the parties hereby irrevocably consent to the personal jurisdiction and venue of such courts for such purpose.

     12.5 NOTICES. Notices to be given or submitted by either party to other pursuant to this Agreement shall be in writing and directed to the addresses above.

     12.6 TITLES AND HEADINGS. Titles and headings of Sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

     12.7 SEVERABILITY. If any term or provision of this Agreement is determined to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to the extent possible. In any event, all other terms and provisions shall be deemed valid and enforceable to the maximum extent possible.

     12.8 FORCE MAJEURE. Neither party will be liable to the other for any delay or failure to perform any part of this Agreement to the extent such delay or failure is due to explosion, accident, war, strike, embargo, governmental action, civil or military authority, act of God, or any other causes beyond its reasonable control ("Force Majeure"). Performance times will be considered extended for a period of time equivalent to the time lost because of any such delay. If the Parties are unable to agree upon an alternative schedule, or if the delay continues for a period of 60 days or more, this Agreement may be terminated by Client and neither party will be liable to the other for such termination provided Client pays Cayenta for all services rendered and expenses incurred prior to the date of termination hereunder, and further provided that the Deliverables will be promptly tendered and delivered by Cayenta to Client in the condition in which they exist on the effective date of such termination.

     12.9 ASSIGNMENT. Neither party shall assign, delegate, or subcontract any portion of its rights, duties, or obligations under this Agreement without the prior written consent of the other party and any attempt to do so shall be void and of no legal effect.

     12.10 MODIFICATION. This Agreement may be modified only by a written instrument duly executed by an authorized representative of Cayenta and Client. Client agrees that any terms and conditions of any purchase order or other instrument issued by Client in connection with the Agreement that are in addition to or inconsistent with the terms and conditions of this Agreement shall be of no force or effect.

     12.11 NO WAIVER. The failure of a party to enforce any provision of this Agreement shall not constitute a waiver of such provision or the right of such party to enforce such provision or any other provision.

     12.12   SURVIVAL. Sections 5,6,7,8,9,10, and 11.4,12.3,12.4, and 12.12
survive any termination of this agreement.

     12.13 COMPLETE AGREEMENT. This Agreement, including the attached Statement of Work and other Exhibits, is the complete and exclusive statement of the agreement between the parties regarding the subject matter hereof, and supersedes all prior and contemporaneous agreements, negotiations or proposals, oral or written, and all other communications between the parties relating to such subject matter. In the event of any conflict between this Agreement and the Statement of Work, the terms of the Statement of Work shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Consulting Effective Date.

PENTON MEDIA, INC.


By: /s/ Joseph G. NeCastro
   ------------------------------------

Name: Joseph G. NeCastro
     ----------------------------------

Title: Chief Financial Officer
      ---------------------------------

Date: March 30, 2000
     ----------------------------------



CAYENTA, INC.


By: /s/ Edward M. Lake
   ------------------------------------

Name: Edward M. Lake
     ----------------------------------

Title: Chief Financial Officer
      ---------------------------------

Date: March 30, 2000
     ----------------------------------

                                   EXHIBIT A

                               STATEMENT OF WORK

-------------------------------------------------------------------------------

                                 PREPARED FOR
                             NEW HOPE NATURAL MEDIA

-------------------------------------------------------------------------------

The information contained herein is confidential and proprietary. The information contained herein shall not be disclosed, in whole or part, to any third party.

                                                             STATEMENT OF WORK

-------------------------------------------------------------------------------

                          --------------------------
                          STATEMENT OF WORK OVERVIEW
                          --------------------------

This statement of work defines the scope of work to be accomplished by Cayenta in order to help New Hope Natural Media achieve three goals:

          1. To announce and demonstrate components of the Healthwell Exchange at targeted conventions throughout the year 2000, specifically the Expo West Show on March 24, 2000.

          2. To create a successful business-to-business product and information exchange that evolves to serve the entire supply chain of the alternative health products industry.

          3. To create a business-to-consumer branded storefront application service provider capability that New Hope Natural Media can offer industry partners.

The tasks to be performed by Cayenta are defined and a schedule is provided. Recognizing that some changes to the scope of the project may require accommodation, a formal change control procedure is described in Appendix A.

The statement of work comprises the following sections:

-    Project Scope
-    Technical Approach
-    Cayenta Responsibilities
-    New Hope Natural Media Responsibilities
-    Estimated Schedule
-    Charges and Fees
-    Appendix A: Change Control Procedure


                                                             STATEMENT OF WORK

-------------------------------------------------------------------------------
                                       2

-------------------------------------------------------------------------------
                                 PROJECT SCOPE
-------------------------------------------------------------------------------

New Hope Natural Media requires a Business-to-Business Exchange (B2B) and the ability to sell Business-to-Consumer Branded Storefront Services (B2C) to members of the exchange. Each capability is to be accompanied with tailored "Exchange Performance Dashboards" that provide information for each customer on exchange performance metrics and industry trends. The capabilities will be sequentially announced at industry conventions with demonstrations of the systems and followed on schedule with operational production systems. New Hope Natural Media has set the following phasing and schedule:

          1.   Phase 1: B2B Catalog, Extended Listing, and Dashboards
               [...***...]
               [...***...]

          2. Phase 2: B2B Auctions, Request For Proposals, and Dashboards [...***...]
               [...***...]
               [...***...]

          3. Phase 3: B2C Service Provider for Private Brand Storefronts and Dashboards
               [...***...]
               [...***...]

This proposal focuses primarily on Phase 1, providing task, schedule and pricing details. Tentative schedules are offered for Phase 2 and 3 with suggested dates for proposals. This allows for further refinement of requirements for those phases, and, thus, more accurate schedule and pricing details.

                                                              STATEMENT OF WORK
-------------------------------------------------------------------------------


                             * Confidential Treatment Requested

-------------------------------------------------------------------------------
                            PROJECT SCOPE (CONTINUED)
-------------------------------------------------------------------------------

The Phase 1 solution must integrate and extend to the later phase functions, so a complete architecture for the entire exchange must be part of Phase 1. The architecture must be designed with a long-term view, so that any redevelopment and associated costs are minimized. Current investments in industry leading solutions will be utilized and future need to modify the marketing, content, and exchange functions as business needs dictate must be taken into account in the design decisions.

Desirable user interface features as well as feedback from the Expo West demonstration should be integrated into the subsequent operational system.

The Phase 1 Healthwell Exchange Production System must begin Internet operations within [...***...] of the demonstration at Expo West. It must provide for multi-vendor, multi-product listings, subscription sale of extended listings; on line catalog sales; and tailored dashboards.

The B2B Catalog sales function will operate as follows:

-  Seller subscribes to the exchange
-  Seller posts product catalog with price by volume
-  Buyer searches by product and gets a listing by selected attribute(s)
-  Buyer fills shopping cart
-  Buyer checks out
-  Purchase order(s)(PO) are sent to Seller(s)
-  Seller(s) PO acceptance is verified
-  A bill for the exchange (% of purchase price) is sent to the Seller

                      * Confidential Treatment Requested

                                                              STATEMENT OF WORK
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            PROJECT SCOPE (CONTINUED)
-------------------------------------------------------------------------------

Buyers and Sellers registered in the exchange will be provided with a tailored dashboard that displays key metrics regarding their purchases and sales through the exchange. For varying levels of subscription fees, members of the exchange may also receive various levels of detail or content in displays of industry trends and alerts (e.g. consumer buying trends). New Hope Natural Media will be provided a dashboard that displays the key metrics of the exchange as well as multidimensional on-line analytical processing tools for data analysis.

The scope of the project is identified to include the following:

         Demonstration and Implementation Phase 1 Project
              [...***...]
The scope may also be expanded to include the following [...***...]:

         Cayenta Total Service Provider Services

             [...***...]


                      * Confidential Treatment Requested

                                                              STATEMENT OF WORK
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              TECHNICAL APPROACH
-------------------------------------------------------------------------------

As with the SNAP conducted with New Hope staff on February 2 and 3, 2000, the project will use facilitated group, individual meetings and outside expertise as specified by New Hope management to refine detailed requirements for the system and to better understand the business processes to be supported.

This process will result in documents that detail the requirements for the system use, dashboard formats, and metrics calculations. Cayenta will ask for careful review and approval of these documents, as they will guide the development and testing of the system.

All software programs will be unit tested as well as integration tested to assure freedom from errors or bugs. The entire system will be tested prior to implementation. During implementation, additional production tests will be conducted to assure the system is operating properly.

Design Principles/Long Term Architectural View

The following principles will be applied to design of the Healthwell Exchange architecture in order to assure a robust, scalable, extensible, maintainable system that will span the evolutions of hardware and operating systems:

1.  [...***...]
2.  [...***...] that are [...***...]
3.  [...***...] to [...***...] and [...***...] of [...***...]
4.  [...***...] to [...***...] the [...***...] in an [...***...]

                                                              STATEMENT OF WORK
-------------------------------------------------------------------------------

                      * Confidential Treatment Requested

-------------------------------------------------------------------------------
                         TECHNICAL APPROACH (CONTINUED)
-------------------------------------------------------------------------------

 5.  [...***...]

 6.  [...***...]

 7.  [...***...] of [...***...] and [...***...] for [...***...] and
     [...***...]

 8.  [...***...] that [...***...]

 9.  [...***...] of [...***...] and [...***...]

10.  [...***...] of [...***...] to [...***...] and [...***...] as [...***...]
     as [...***...] of [...***...] and [...***...]

11.  [...***...] for [...***...]

12.  [...***...] with [...***...] for [...***...] and [...***...]

These principles combined with considerations of the [...***...] will be applied to design of a Healthwell Exchange Architecture that will minimize redevelopment in the future.

Figure 2 below presents a high logical view of the components of the architecture that will be addressed. A key task in this phase will be to turn this logical architecture into a detailed architecture that will serve as the technical roadmap for all phases of the B2H exchange and B2C services.

                      * Confidential Treatment Requested

                   HEALTHWELL EXCHANGE LOGICAL ARCHITECTURE

                                   [CHART]

                                                             STATEMENT OF WORK
______________________________________________________________________________

                                       ---------------------------------------
                                          CAYENTA RESPONSIBILITIES (TASK #1)
                                       ---------------------------------------
The tasks to be performed by Cayenta are described below:


   TASK #1: DESIGN, DEVELOP AND SUPPORT EXPO WEST
DEMONSTRATION OF HEALTHWELL EXCHANGE B2B CATALOG


Task Description:
-----------------
The objectives of this task are to:
1. [...***...] a [...***...] for [...***...]
2. [...***...] and [...***...]
3. [...***...]
4. [...***...] and [...***...]
5. [...***...] and [...***...]
6. [...***...]
7. [...***...] from [...***...] and [...***...] to [...***...]

Deliverable Materials:
----------------------
The following item(s) will be delivered as a result of this task:

1. A document describing the Cayenta and New Hope responsibilities for Expo logistics.

2. A requirements document for the demonstration system.

3. An on-site demonstration of the Healthwell Exchange B2B Catalog.

4. A document summarizing the feedback on the system obtained from Expo participants.

COMPLETION CRITERIA:
--------------------
THIS TASK WILL BE COMPLETED WHEN:
1. THE ABOVE DOCUMENTS ARE DELIVERED TO NEW HOPE NATURAL MEDIA,
2. NEW HOPE NATUARAL MEDIA HAS SIGNED AGREEMENT WITH THE REQUIREMENTS,
3. NEW HOPE NATURAL MEDIA SIGNS AN AGREEMENT THAT THE ACCEPTANCE CRITERIA AS SET FORTH IN ARTICLE 3 OF THIS AGREEMENT HAS BEEN MET, AND
4. THE EXPO WEST TRADE SHOW IS CONCLUDED.

                      * Confidential Treatment Requested

                                                             STATEMENT OF WORK
______________________________________________________________________________

                                       ---------------------------------------
                                          CAYENTA RESPONSIBILITIES (TASK #2)
                                       ---------------------------------------


   Task #2: Design the Healthwell Exchange Architecture

Task Description:
-----------------
The objective of this task is to:
1. [...***...] to [...***...] and [...***...]
2. [...***...] to [...***...] and [...***...]
3. [...***...] and [...***...] the [...***...] that [...***...] and [...***...]
   and [...***...]
4. [...***...] an [...***...]

Deliverable Materials:
----------------------
The following item(s) will be delivered as a result of this task:
   * A document describing the Healthwell Exchange Architecture.

COMPLETION CRITERIA:
    THIS TASK WILL BE COMPLETED WHEN NEW HOPE NATURAL MEDIA APPROVES THE PROPOSED ARCHITECTURE. THIS APPROVAL MUST BE PROVIDED WITHIN THREE (3) BUSINESS DAYS AFTER RECEIPT TO AVOID SCHEDULE AND COST SLIPPAGE.

                      * Confidential Treatment Requested

                                              STATEMENT OF WORK
-------------------------------------------------------------------------------

                           -----------------------------------------------
                             CAYENTA RESPONSIBILITIES (Task #3)
                           -----------------------------------------------

                   TASK #3: DETERMINE B2B CATALOG DETAILED REQUIREMENTS

                          TASK DESCRIPTION:
                          The objectives of this task are to:
                          1. [...***...] the [...***...] of the [...***...]
                             in the [...***...]
                          2. [...***...] of [...***...] to [...***...] and
                             [...***...]
                          3. [...***...]

                          DELIVERABLE MATERIALS:
                          The following item(s) will be delivered as a result of this task:

               1. A document describing the supported business processes and requirements, including the manner in which users will interact with the system, the metrics and drill-down displays of tailored dashboards, and the formulas used to calculate desired metrics.

                          COMPLETION CRITERIA:
                          THIS TASK WILL BE COMPLETE WHEN THE ABOVE DOCUMENT IS DELIVERED TO NEW HOPE MEDIA FOR APPROVAL/REVISION AND SIGNED BY NEW HOPE MEDIA.

                      * Confidential Treatment Requested

                                              STATEMENT OF WORK
-------------------------------------------------------------------------------

                           -----------------------------------------------
                             CAYENTA RESPONSIBILITIES (Task #4)
                           -----------------------------------------------

                   TASK #4: DESIGN, CONFIGURE, DEVELOP AND TEST THE B2B CATALOG AND EXTENDED LISTING APPLICATIONS

                          TASK DESCRIPTION:
                          The objective of this task is to:
                          1. [...***...] and [...***...] to [...***...] in
                             the [...***...]
                          2. [...***...] and [...***...]
                          3. [...***...] and [...***...]
                          4. [...***...]
                          5. [...***...] and [...***...] the [...***...] and
                             [...***...]

                          DELIVERABLE MATERIALS:
                          The following item(s) will be delivered as a result of this task:

                          -  Demo of Graphical User Interface

                          COMPLETION CRITERIA:
                          THIS TASK WILL BE COMPLETE WHEN THE INTEGRATION
                          TESTS OF THE APPLICATIONS AND DATABASE AT THE
                          CAYENTA LABORATORY ARE SUCCESSFUL IN DEMONSTRATING ALL REQUIRED FUNCTIONS WITHOUT ERROR DUE TO THE DESIGN
                          OR SOFTWARE.

                      * Confidential Treatment Requested

                                                             STATEMENT OF WORK
______________________________________________________________________________

                                            ----------------------------------
                                            CAYENTA RESPONSIBILITIES (TASK #5)
                                            ----------------------------------


Task #5: DESIGN, DEVELOP AND TEST TAILORED DASHBOARD REPORTING COMPONENTS

    Task Description:
    -----------------
    The objectives of this task are:
    -  [...***...] the [...***...] for [...***...] as [...***...]are
       [...***...] to the [...***...]
    -  [...***...] and [...***...] the [...***...] that will [...***...] to
       [...***...] and [...***...] and [...***...]

    Deliverable Materials:
    ----------------------
    The following item(s) will be delivered as a result of this task:

    -  Demo of dashboard design


    COMPLETION CRITERIA:
    --------------------
    THIS TASK WILL BE COMPLETED WHEN THE INTEGRATION TESTS OF THE DASHBOARD PROGRAM AND THE DATABASE AT THE CAYENTA LABORATORY ARE SUCCESSFUL IN DEMONSTRATING ALL REQUIRED FUNCTIONS WITHOUT ERROR DUE TO THE DESIGN
    OR SOFTWARE.

                      * Confidential Treatment Requested

                                                             STATEMENT OF WORK
______________________________________________________________________________

                                            ----------------------------------
                                            CAYENTA RESPONSIBILITIES (TASK #6)
                                            ----------------------------------


    TASK #6: INSTALL AND TEST SYSTEM AT HOSTING FACILITIES AND TRAIN USERS

    Task Desciption:
    ----------------
    The objectives of this task are to:
    1. [...***...] and [...***...]
    2. [...***...] and [...***...] the [...***...] at the [...***...]
    3. [...***...] the [...***...]

    Deliverable Materials:
    ----------------------
    The following item(s) will be delivered as a result of this task:

    1. Database loaded with initial catalogs.
    2. Implementation of the extended listing function.
    3. Implementation of the B2B catalog function.
    4. Implementation of the tailored Dashboards function.
    5. User documentation.


     COMPLETION CRITERIA:
     --------------------
     THIS TASK WILL BE COMPLETED WHEN THE ABOVE DELIVERABLES ARE IMPLEMENTED AND PROPERLY FUNCTIONING ON-SITE AT HOSTING FACILITIES, WHEN ACCEPTANCE CRITERIA AS SET FORTH IN ARTICLE 3 OF THIS AGREEMENT HAS BEEN MET AND TWO DAYS OF EXCHANGE STAFF TRAINING ARE COMPLETED.

                      * Confidential Treatment Requested

                                                             STATEMENT OF WORK
______________________________________________________________________________

                                               -------------------------------
                                               NEW HOPE MEDIA RESPONSIBILITIES
                                               -------------------------------


                                   New Hope will provide working space and
                                   telephone access as needed at no charge to CAYENTA for the duration of the Phase 1 project.

                                   New Hope will provide dedicated staff to support the logistics of getting the Demonstration System to the trade show as well as pay all expenses for shipment and other incidentals as required for set up at the trade show.

                                   New Hope will facilitate the provision of any interface specifications to selected manufacturers that are required for the Production System. CAYENTA will not be responsible for any slip in schedules due to lack of cooperation by any of the participating parties.

                                   During the requirements' analysis and
                                   training tasks, personnel from Healthwell
                                   Exchange must be available for
                                   participation during the timeframes
                                   anticipated in the schedule.

                                   Written approval/correction of the
                                   documents delivered during the above tasks must be delivered to Cayenta within 2 working days of receipt.

                                   Feedback on the demonstrations of Graphic
                                   User Interfaces must be finalized on the day of demonstration.

                                                            ESTIMATED SCHEDULE
______________________________________________________________________________

The following table summarizes the high-level tasks proposed by Cayenta with the estimated start and completion dates.


    PHASE 1


    TASK NAME                                           START DATE                    END DATE
    PHASE 1- B2B CATALOG AND DASHBOARDS                 [...***...]                       [...***...]

       DEMONSTRATION SYSTEM                             [...***...]                       [...***...]

          Detailed Requirements                         [...***...]                       [...***...]

          Design Iterations                             [...***...]                       [...***...]

          Development and unit tests                    [...***...]                       [...***...]

          Integration Test and Refinement               [...***...]                       [...***...]

          Booth demo staff training                     [...***...]                       [...***...]

          Setup and Operate on-site March Show          [...***...]                       [...***...]

          Integrate Feedback to Impl Team               [...***...]                       [...***...]

       PRODUCTION SYSTEM DEVELOPMENT                    [...***...]                       [...***...]

          Detailed Requirements and GUI design          [...***...]                       [...***...]

          System Design and Review                      [...***...]                       [...***...]

          Data admin. & partner data coordination       [...***...]                       [...***...]

          Test Planning                                 [...***...]                       [...***...]

          Configuration, Development and unit tests     [...***...]                       [...***...]

          Operations Manual Documentation               [...***...]                       [...***...]

          Data Load                                     [...***...]                       [...***...]

          Integration Test and Refinement               [...***...]                       [...***...]

          Production Testing and tuning                 [...***...]                       [...***...]

          Training                                      [...***...]                       [...***...]

          Production Implementation                     [...***...]                       [...***...]

          Post-production Tuning                        [...***...]                       [...***...]


       Infrastructure, Production                       [...***...]                       [...***...]
       Operations, Business Process
       Support and Maintenance

                      * Confidential Treatment Requested

                                                              CHARGES AND FEES
______________________________________________________________________________

                                           -----------------------------------
                                                         SUMMARY
                                           -----------------------------------


B2B Catalog Demonstration and DevelopmentCayenta is proposing a "Time Boxed" contract for system development and implementation. This means the following:

     - Cayenta will deliver the intended system in the time frames identified in this document for the level of effort and price identified.
     - However, details of all desired features and functions are not known at this time. Some of those details can possibly result in significant impacts to schedule and level of effort/price.
     - Cayenta and New Hope Natural Media agree to "fix" or "box" the target delivery dates and level of effort/price.
     - Cayenta and New Hope Natural Media agree to work together cooperatively to adjust features and functions in order to meet the target delivery dates at the agreed upon level of effort/price.

Cayenta is proposing meeting the target dates of [...***...] for the Expo West demonstration and [...***...] for bringing the production system on line, with a level of effort of [...***...] hours at a blended rate of $[...***...] per hour. This brings the total for the demonstration, development, and implementation component to $[...***...], with an additional estimated travel budget of $[...***...]. Travel costs will be billed monthly based on actual costs plus [...***...]% adminstrative fee. Cayenta is proposing that [...***...]% of the primary fee be paid in [...***...] with the remaining [...***...]% paid in [...***...] beginning [...***...].

                      * Confidential Treatment Requested

                                                              CHARGES AND FEES
______________________________________________________________________________

                                             ---------------------------------
                                                         SUMMARY
                                             ---------------------------------


          Financial Recap

           Phase 1 B2B Catalog System
            -  Development/Design
            -  Demonstration Capability           [...***...]
            -  Production Ready                   [...***...]
           Payments as follows
            [...***...]

                      TOTAL                                 [...***...]

                      * Confidential Treatment Requested

                 APPENDIX A

-----------------------------------------------------------------------------
PROJECT CHANGE CONTROL PROCEDURE
-----------------------------------------------------------------------------

The following provides the process that will be followed if a change to this Statement of Work is required.

- A Project Change Proposal (PCP) will be the vehicle for communicating change. The PCP must describe the change, the rationale for the change, and the effect the change will have on the project.

- The designated Project Manager of the requesting party will review the proposed change and determine whether to submit the request to the other party.

- Both Project Managers will review the proposed change and approve it for further investigation or reject it. Cayenta will specify any charges for such investigation. If the investigation is authorized, the New Hope Natural
   Media Project Manager will sign the PCP, which will constitute approval for the investigation of the change.

- The investigation will determine the effect that the implementation of the PCP will have on price, schedule, and terms and conditions of the contract.

- A Project Change Request must be signed by both parties to authorize implementation of the investigated changes.

                                 EXHIBIT B

                             MANDATORY LICENSES


   INTENTIONALLY LEFT BLANK.